EXHIBIT 10.3

                          NY REGIONAL RAIL CORPORATION
                                 4302 FIRST AVE.
                               BROOKLYN, NY 11232
                        (718) 788-3690 FAX (718) 788-4462



                                 PROMISSORY NOTE
{Dated}



FOR THE VALUE RECEIVED, the undersigned promises to pay to the order of {Subscriber's Name}, the sum of ______________ dollars ($XX,000.00) United States of America Dollars.

The Note amount shall be paid to Note Holder in a single payment of ________________ dollars ($XX,000.00), plus all accrued interest due, on or before {Maturity Date}. Interest will be {XX} percent (%) per annum.

In addition, the maker provides to the Note holder, listed above, the IRREVOCABLE right to convert this Note into Common Shares of NEW YORK REGIONAL RAIL CORPORATION ("NYRR"), as said Common Shares are available under the provisions of the non-public offering exemption as provided in the U.S. Securities Act of 1933 (and Regulation D there under) for as long as this Note remains open. The conversion rights granted will be calculated at the choice of Note Holder based on:

          (i) on the value of the Note divided by (Insert Strike Price) cents ($XX) or
         (ii) on the value of the Note divided by the {Discount Amount} percent (XX%) of the average closing price of the common shares for the previous ten trading days prior to the date the conversion is exercised by the Note holder.

The conversion rights represented by this Note are exercisable at the option of the Note Holder in whole at any time subsequent to the effective date of the Company's registration statement filed with the Securities and Exchange Commission ("SEC"). If the Note has not been converted prior to {Maturity Date} it shall automatically be extended for an additional 60-day period. Maker may only pay this Note upon 30 days advance written notice to holder.

Upon exercise of the Note conversion into Common shares the maker grants Note Holder an OPTION to acquire a block of {Number of Shares} shares of non-restricted Common Stock for {Strike Price of Option} ($XX) a share for every share that shareholder acquires via the interest converted into common stock of this NOTE into NYRR common stock. Said OPTION will be exercisable until the later of {Expiration Date of Option Exercise} or ninety (90) days following the SEC's approval of NYRR's registration statement.

Maker warrants that Common shares provided to Note Holder on conversion of Note or any other Common shares issued to Holder as result of provisions of this Note will be issued without restrictions. If Common Stock provided to the Note Holder is not available under Regulation D, Rule 504, the Maker warrants that the Common Stock discussed herein will be registered without restrictions when Maker files any Common Stock registration with the SEC, or files to become a fully reporting company.

To receive a certificate for the Common shares when the conversion or Option is exercised, the Note will be presented to the Corporation, with the accompanying form of subscription duly executed. A subscription form is provided as an attachment to this Note. Upon receipt of a properly executed subscription form and within the above mentioned exercise period parameters, the Maker will cause to have issued the appropriate number of common shares, said shares being sent from the Transfer Agent no later than ten business days from receipt of the subscription form. If said shares are not sent by the aforementioned date Maker agrees to issue additional shares as a penalty. Said penalty shares will be calculated by multiplying the number of issued converted shares (N) by 0.0125 and then by each additional delay period (P), each delay period being five business days or part, thereof.

Penalty Shares  =  N  x  0.0125 x  P

Maker agrees that Holder will receive a lower conversion price or strike price than defined herein if Maker provides a lower price to a third party at any time in the period from the date of this note to the date Holder converts this Note or exercises its warrants.

In the event of default, the undersigned agrees to pay all reasonable attorney fees and costs of collection.



New York Regional Rail Corporation



By:_________________________

 President

Form of Note Conversion Subscription

(To be signed only upon exercise of conversion Note)

To :  President
      New York Regional Rail Corporation
      4302 First Avenue
      Brooklyn, NY 11232

Corporate Securities

The undersigned, the holder of the attached Note, hereby irrevocably elects to exercise the conversion rights represented by this Note for, and to purchase there under, ___________________ shares of common stock of New York Regional Rail Corporation, and herewith surrenders Note, and requests that the certificates for such shares be issued in the name of and be delivered to ________________________________________, whose address is
-------------------------------------------------------------.

SS#_____________________


DATED:                        ____________________________________
                              HOLDER


Signature Notarized